                                                                EXHIBIT 99(m)(3)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $400,000 or 222% x $16,445.87
                       = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $13,344.75
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $  157.50
- Monthly Deduction***               $   904.34
- Mortality & Expense Charge****     $   154.77
+ Hypothetical Rate of Return*****   ($  182.28)
                                     ----------
=                                    $   16,446    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
   1    $ 75.25
   2    $ 75.27
   3    $ 75.29
   4    $ 75.31
   5    $ 75.33
   6    $ 75.35
   7    $ 75.37
   8    $ 75.39
   9    $ 75.41
  10    $ 75.43
  11    $ 75.45
  12    $ 75.47
Total   $ 904.34

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
   1     ($15.70)
   2     ($15.61)
   3     ($15.51)
   4     ($15.42)
   5     ($15.33)
   6     ($15.24)
   7     ($15.14)
   8     ($15.05)
   9     ($14.96)
  10     ($14.87)
  11     ($14.78)
  12     ($14.68)
Total   ($182.28)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $16,445.87
- Year 5 Surrender Charge       $ 4,168.00
                                ----------
=                               $   12,278    (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $400,000 or 222% x $19,839.04
                       = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $15,607.82
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   157.50
- Monthly Deduction***               $   897.74
- Mortality & Expense Charge****     $   175.20
+ Hypothetical Rate of Return*****   $   961.67
                                     ----------
=                                    $   19,839   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
   1    $ 74.80
   2    $ 74.80
   3    $ 74.81
   4    $ 74.81
   5    $ 74.81
   6    $ 74.81
   7    $ 74.81
   8    $ 74.81
   9    $ 74.82
  10    $ 74.82
  11    $ 74.82
  12    $ 74.82
 Total  $897.74

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
   1    $  80.34
   2    $  80.31
   3    $  80.27
   4    $  80.23

   5    $ 80.20
   6    $ 80.16
   7    $ 80.12
   8    $ 80.08
   9    $ 80.05
  10    $ 80.01
  11    $ 79.97
  12    $ 79.93
Total   $961.67

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $19,839.04
- Year 5 Surrender Charge       $ 4,168.00
                                ----------
=                               $   15,671   (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $23,826.81
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $18,162.68
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   157.50
- Monthly Deduction***               $   890.16
- Mortality & Expense Charge****     $   198.27
+ Hypothetical Rate of Return*****   $ 2,410.06
                                     ----------
=                                    $   23,827   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----     ---
   1    $ 74.30
   2    $ 74.28
   3    $ 74.26
   4    $ 74.23
   5    $ 74.21
   6    $ 74.19
   7    $ 74.17
   8    $ 74.15
   9    $ 74.13
  10    $ 74.10
  11    $ 74.08
  12    $ 74.06
Total   $890.16

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
   1    $  195.65
   2    $  196.57
   3    $  197.49
   4    $  198.42
   5    $  199.37
   6    $  200.31
   7    $  201.27
   8    $  202.24
   9    $  203.21
  10    $  204.19
  11    $  205.18
  12    $  206.17
Total   $2,410.06

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $23,826.81
- Year 5 Surrender Charge       $ 4,168.00
                                ----------
=                               $   19,659   (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $121,245.41
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4    $98,170.94
+ Annual Premium*                    $30,000.00
- Premium Expense Charge**           $ 1,050.00
- Monthly Deduction***               $ 3,420.37
- Mortality & Expense Charge****     $ 1,127.37
+ Hypothetical Rate of Return*****   ($1,327.79)
                                     -----------
=                                    $   121,245   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
   1    $  284.62
   2    $  284.69
   3    $  284.77
   4    $  284.84
   5    $  284.92
   6    $  284.99
   7    $  285.07
   8    $  285.14

   9    $  285.22
  10    $  285.29
  11    $  285.37
  12    $  285.44
Total   $3,420.37

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
   1      ($113.06)
   2      ($112.62)
   3      ($112.18)
   4      ($111.74)
   5      ($111.30)
   6      ($110.86)
   7      ($110.43)
   8      ($109.99)
   9      ($109.56)
  10      ($109.12)
  11      ($108.69)
  12      ($108.25)
Total   ($1,327.79)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $121,245.41
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   100,405    (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $145,711.51
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $114,426.45
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,050.00
- Monthly Deduction***               $  3,383.73
- Mortality & Expense Charge****     $  1,273.99
+ Hypothetical Rate of Return*****   $  6,992.78
                                     -----------
=                                    $   145,712   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----   ---------
   1    $  282.14
   2    $  282.11
   3    $  282.08
   4    $  282.05
   5    $  282.02
   6    $  281.99
   7    $  281.96
   8    $  281.93
   9    $  281.90
  10    $  281.87
  11    $  281.84
  12    $  281.81
Total   $3,383.73

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
   1      $578.44
   2      $579.21
   3      $579.98
   4      $580.76
   5      $581.54
   6      $582.32
   7      $583.11
   8      $583.90
   9      $584.69
  10      $585.48
  11      $586.28
  12      $587.08
Total   $6,992.78

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $145,711.51
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   124,872    (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $174,410.93
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $132,747.45
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,050.00
- Monthly Deduction***               $  3,341.68
- Mortality & Expense Charge****     $  1,439.21
+ Hypothetical Rate of Return*****   $ 17,494.36
                                     ----------
=                                    $   174,411   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----   ----------
   1    $  279.35
   2    $  279.19
   3    $  279.04
   4    $  278.88
   5    $  278.72
   6    $  278.56
   7    $  278.40
   8    $  278.24
   9    $  278.07
  10    $  277.91
  11    $  277.74
  12    $  277.58
Total   $3,341.68

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
   1    $ 1,407.93
   2    $ 1,416.76
   3    $ 1,425.67
   4    $ 1,434.65
   5    $ 1,443.70
   6    $ 1,452.83
   7    $ 1,462.03
   8    $ 1,471.30
   9    $ 1,480.66
  10    $ 1,490.08
  11    $ 1,499.59
  12    $ 1,509.17
Total   $17,494.36

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $174,410.93
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   153,571    (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $14,940.63
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $12,216.35
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   157.50
- Monthly Deduction***               $ 1,307.58
- Mortality & Expense Charge****     $   142.64
+ Hypothetical Rate of Return*****   ($  168.00)
                                     ----------
=                                    $   14,941    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ----------
   1    $  101.27
   2    $  101.30
   3    $  101.34

   4    $  101.38
   5    $  101.41
   6    $  101.45
   7    $  101.48
   8    $  101.52
   9    $  101.55
  10    $  101.59
  11    $  101.63
  12    $  101.66
Total   $1,217.58

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
   1     ($14.66)
   2     ($14.54)
   3     ($14.42)
   4     ($14.30)
   5     ($14.18)
   6     ($14.06)
   7     ($13.94)
   8     ($13.82)
   9     ($13.70)
  10     ($13.58)
  11     ($13.46)
  12     ($13.34)
Total   ($168.00)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $14,940.63
- Year 5 Surrender Charge       $ 4,168.00
                                ----------
=                               $   10,773    (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $18,117.52
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $14,347.47
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   157.50
- Monthly Deduction***               $ 1,299.27
- Mortality & Expense Charge****     $   161.92
+ Hypothetical Rate of Return*****   $   888.74
                                     ----------
=                                    $   18,118 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1        $ 100.70
2        $ 100.72
3        $ 100.73
4        $ 100.74
5        $ 100.75
6        $ 100.77
7        $ 100.78
8        $ 100.79
9        $ 100.80
10       $ 100.83
11       $ 100.83
12       $ 100.84
Total    $1209.27

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        $ 75.11
2        $ 74.92
3        $ 74.74
4        $ 74.54
5        $ 74.35
6        $ 74.16
7        $ 73.97
8        $ 73.78
9        $ 73.58
10       $ 73.39
11       $ 73.19
12       $ 73.00
Total    $888.74

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value   =
Year 5 Policy Value           $18,117.52
- Year 5 Surrender Charge     $ 4,168.00
                              ----------
=                             $   13,950 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $21,859.88
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $16,757.73
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   157.50
- Monthly Deduction***               $ 1,289.69
- Mortality & Expense Charge****     $   183.70
+ Hypothetical Rate of Return*****   $ 2,233.04
                                     ----------
=                                    $   21,860 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  100.06
2       $  100.05
3       $  100.03
4       $  100.02
5       $  100.00
6       $   99.98
7       $   99.97
8       $   99.95
9       $   99.93
10      $   99.92
11      $   99.90
12      $   99.88
Total   $1,199.69


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1       $  183.10
2       $  183.63
3       $  184.16
4       $  184.70
5       $  185.24

6       $  185.79
7       $  186.33
8       $  186.89
9       $  187.45
10      $  188.01
11      $  188.58
12      $  189.15
Total   $2,233.04

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $21,859.88
- Year 5 Surrender Charge       $ 4,168.00
                                ----------
=                               $   17,692 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $110,835.99
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4    $90,219.69
+ Annual Premium*                    $30,000.00
- Premium Expense Charge**            $1,050.00
- Monthly Deduction***                $6,062.49
- Mortality & Expense Charge****      $1,042.90
+ Hypothetical Rate of Return*****   ($1,228.31)
                                     ----------
=                                    $  110,836  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  496.69
2       $  496.88
3       $  497.06
4       $  497.25
5       $  497.43
6       $  497.62
7       $  497.80
8       $  497.99
9       $  498.17
10      $  498.35
11      $  498.54
12      $  498.72
Total   $5,972.49

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1         ($105.77)
2         ($105.15)
3         ($104.53)
4         ($103.91)
5         ($103.28)
6         ($102.66)
7         ($102.04)
8         ($101.43)
9         ($100.81)
10        ($100.19)
11         ($99.57)
12         ($98.96)
Total   ($1,228.31)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =

Year 5 Policy Value         $110,835.99
- Year 5 Surrender Charge   $ 20,840.00
                            ----------
=                           $    89,996 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $133,777.77
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $105,528.05
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,050.00
- Monthly Deduction***               $  6,002.64
- Mortality & Expense Charge****     $  1,181.22
+ Hypothetical Rate of Return*****   $  6,483.58
                                     -----------
=                                    $   133,778 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  492.64
2       $  492.65
3       $  492.67
4       $  492.68
5       $  492.70
6       $  492.71
7       $  492.73
8       $  492.74

9       $  492.76
10      $  492.77
11      $  492.79
12      $  492.81
Total   $5,912.64

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  541.59
2       $  541.35
3       $  541.12
4       $  540.89
5       $  540.66
6       $  540.42
7       $  540.19
8       $  539.95
9       $  539.71
10      $  539.47
11      $  539.23
12      $  538.99
Total   $6,483.58

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $133,777.77
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   112,938 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $160,744.39
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $122,809.75
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,050.00
- Monthly Deduction***               $  5,933.81
- Mortality & Expense Charge****     $  1,337.31
+ Hypothetical Rate of Return*****   $ 16,255.77
                                     ----------
=                                    $   160,744 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  488.06
2       $  487.87
3       $  487.68
4       $  487.48
5       $  487.29
6       $  487.09
7       $  486.90
8       $  486.70
9       $  486.50
10      $  486.29
11      $  486.09
12      $  485.88
Total   $5,843.81

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1       $ 1,319.36
2       $ 1,325.60
3       $ 1,331.89
4       $ 1,338.24
5       $ 1,344.63
6       $ 1,351.08
7       $ 1,357.59
8       $ 1,364.14
9       $ 1,370.75
10      $ 1,377.42
11      $ 1,384.14
12      $ 1,390.92
Total   $16,255.77

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $160,744.39
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   139,904 (rounded to the nearest dollar)